

CSST

中国安防技术有限公司

China Security & Surveillance Technology, Inc.

NYSE: CSR

2nd April, 2008

FORWARD LOOKING STATEMENT

The statements made in this presentation are forward-looking statements. Risk factors that could cause actual results to differ materially from those projected in forward-looking statements include, but are not limited to, general business conditions, managing growth, and political and other business risk. All forward-looking statements are expressly qualified in their entirety by this Cautionary Statement and the risk and other factor detailed in the Company's reports filed with the Securities and Exchange Commission. China Security & Surveillance Technology, Inc. undertakes no duty to update those forward-looking statements.

CSST

COMPANY INTRODUCTION

- Provider of Security & Surveillance Solutions in China
- Established in 2001
- OTCBB – November 2005
- NYSE – 29th October 2007



High Growth Industry
- China's security & Surveillance Market growing by >45% CAGR over 5 years
- Estimated to be $33.2B by 2009

Favourable Growth Drivers
- Government Initiatives
- International events
- Growing awareness among general public

Most Extensive Network
- More than 138 locations
- More than 950 engineers & sales representatives

Leading Position
- Largest home-grown provider
- Leading consolidator

CSST

2007 FINANCIAL SNAPSHOT


Revenues (in US$ M)*
400
300
200
100
0
16.06
32.69
106.99
240.2
350 - 370
2004
2005
2006
2007
2008E


Adjusted Net Income (in US$ M)*
80
60
40
20
0
5.9
7.5
24.1
58
65 - 75
2004
2005
2006
2007
2008E


Adjusted Diluted EPS (in US$)*
2
1.5
1
0.5
0
0.35
0.41
0.89
1.20
1.50 – 1.75
2004
2005
2006
2007
2008E

Total Outstanding Shares	• 42.15 million

As of 31st December 2007

** Excluding all Non-cash expenses*

CSST

MILESTONES


NYSE Announcement
Oct, 2007
NYSE Trading Day
29th Oct, 2007
Acquisition of HTZ
Apr 2006
Acquisition of 4 RTP
Sept, 2006
CB US$50M
April, 2007
CB US$60M
Feb, 2007
Acquisition of Chengfeng
Jul, 2006
PIPE US$10M
Nov, 2006
PIPE US$8M
Apr, 2006
PIPE US$16.2M
Jul, 2006
Acquisition of Tsingvision
Jul 2006
Acquisition of HiEasy
May 2006
Acquisition of Minking
June 2006
30
25
20
15
10
5
Jan
Mar
May
Jul
Sep
Nov
2006
2007
Volume (millions) EMA(13)
4M
3M
2M
1M

Source : www.etrade.com

CSST

CORPORATE STRUCTURE



China Security & Surveillance Technology, Inc.
NYSE: CSR
100%
100%
CSST (PRC) Ltd.
China Safetech Holdings Ltd (BVI)
100%
Chain Star Investments Ltd (Hong Kong)
100%
Link Billion Investment Ltd (Hong Kong)
100%
Ocean Pacific Technology Ltd (Hong Kong)
100%
Golden Group (Shenzhen)
100%
CSST (Hong Kong)
100%
Allied Rich Ltd (Hong Kong)
100%
Hongtianzhi Electronics (Shenzhen)
100%
Cheng Feng (Shanghai)
100%
HiEasy (Wuhan)
100%
MinKing (Changzhou)
100%
Tsingvision (Hangzhou)

FOCUSED ON SECURITY & SURVEILLANCE


Design
&
Manufacturing
CSST
Distribution
&
Installation
Post Sales
Services

TURNKEY SOLUTION

PRODUCTS



CSST

APPLICATIONS



TRANSPORTATION



TRAFFIC MANAGEMENT


科技强警

PUBLIC SECURITY



FACTORY SURVEILLANCE

REVENUE BREAKDOWN

Revenues by Customer
• Corporate – 60% • Government – 40%


40%
60%
Government
Corporate

Revenues by Component
• System Integration – 67% • Sale of Parts – 33%


33%
67%
System Integration
Manufacture

CSST

INDUSTRY DYNAMICS

KEY DRIVERS



Increasing Rich – Poor Divide
Major International Events
Favourable Regulatory Drivers
China's Security Industry

CSST

GROWING INDUSTRY



China's Security & Surveillance Market
Has not reached maturity stage yet
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
$4.30
$6.91
$12.08
$18.05
$26.06
$33.18
$43.10
2004
2005
2006
2007
2008
2009
2010

CSST

KEY OPPORTUNITIES



- Safe City Projects
- State Ordinance 458 (Entertainment venues)
- Residential & Community Developments
- Traffic Management
- Other Corporate projects – Shopping Malls, Hotels, Banks, etc

SIGNIFICANCE OF SAFE CITY PROJECTS



- Government driven
- Global Incidents have fuelled concerns
- Improving Security & Stability
- Nationwide deployment over 5 – 10 years
- Surveillance systems for main public areas, government buildings, traffic junctions, etc
- Cities decide on the size and extent of projects

- Approx. 660 cities
- Contract per city approx. $30M (in phases)
- Decentralized decision

Addressable Market size

- Approx. $25 B

CSST

SURVEILLANCE FOR ENTERTAINMENT VENUES

Electronic eyes for discos in campaign against vice

Beijing has ordered karaoke clubs and discos — which are widely popular and notorious fronts for prostitution and drugs — to install electronic eyes and open windows in backrooms to cut down on crime.

Government officials will also be banned from opening karaoke bars, video game parlors and other entertainment venues, according to guidelines published by the *People's Daily*, the Communist Party's mouthpiece.

The guidelines aim to clean up the nation's increasingly seedy entertainment industry amid a rise in prostitution, gambling and drug use, state media said Tuesday.

Relatives of officials in the cultural and public security departments, who are in charge of overseeing the entertainment industry, will also be banned from any involvement.

Officials caught running such businesses or not stopping their relatives from doing so will face punishment, including dismissal, according to the regulations issued by the State Council, the country's Cabinet.

The rules, which will go into effect on March 1, also forbid gambling, prostitution and other illegal activities at the businesses.

"Entertainment halls must set up video-monitoring systems covering their entrances, exits and main corridors and insure that the cameras are kept running during operating hours and are not interrupted," the *Beijing Youth Daily* cited the rules as stating.

Nightclubs must keep their security tapes for 30 days in case local police or officials need them in investigations, the newspaper said.

The rules, published in full in the state-run *People's Daily*, added that private rooms, staples of karaoke clubs where most customers rent rooms by the hour, must have transparent windows and no locks on doors.

AGENCE FRANCE-PRESSE, REUTERS

The Hong Kong Standard
Feb 15, 2006

FACILITIES

Manufacturing Facilities

- Several locations acquired in China
- Manufacture & assembling of DVR, Cameras and other security related equipment.
- All locations will eventually be located in the Industrial park.









R&D Facility

- Beijing University & Wuhan University


北大-九鼎
视频监控联合实验室
JOINT VIDEO SURVEILLANCE LAB OF
PEKING UNIVERSITY AND GOLDEN GROUP
北京大学深圳研究生院

CSST

COMPETITIVE LANDSCAPE

3 Levels of Competition


Manufacturers
Local Distributors
Local System Integrators

Characteristics

- None are vertically integrated
- Geographical limitation
- Mainly SMEs
- Cannot compete effectively for larger projects.

More than 15,000 vendors in the market

COMPETITIVE ADVANTAGE


One-Stop-Shop
World Class R&D
Comprehensive Product Portfolio
Approvals & Permits
Large Sales Network
CSST
on

MERGERS & ACQUISITIONS

- Best of Breeds
- Centred Around Safe City
- Accretive
- Part cash/Equity
- Strong Management Team





ACQUISITION TIMELINE

Date	Company Acquired	Principle Operations
July 2007	Hangzhou Tsingvision Intelligence system Co. Ltd	Solution provider of intelligent management platform for network video
June 2007	Changzhou Minking Electronics Co.	Leading manufacturer of high-speed dome cameras
May 2007	HiEasy Electronic Technology	Provider of advance compression technology
April 2007	Shenzhen Hongtianzhi	Leading digital camera manufacturer
September 2006	Jian Golden An Ke Technology Shenzhen Golden Guangdian Technology Shenyang Golden Digital Technology Jiangxi Golden Digital Technology	Equipment distribution
Jul 2006	Shanghai Cheng Feng Digital Technology	Leading security & surveillance software developer and DVR manufacturer
December 2005	Shenzhen Yuan Da Wei Si Technology	Engaged in sales and development of security & surveillance systems

CSST

STRATEGIC DIRECTION

Streamline into 5 business segments



Manufacturing	System Integration	Security Services	Product Distribution	Software Solution
• Security Industrial Park • OEM • DVR, Cameras, Alarm systems, etc.	• Total Solutions • Safe city Projects	• Operating Services • Alarm & monitoring	• Local & Foreign brand distribution in China • Utilizing CSST's distribution network.	• Development of related security software and applications.

FINANCIALS

	2004	2005	2006	2007
Revenues	**$16.06**	**$32.69**	**$106.99**	**$240.19**
Growth	36%	104%	227%	124%
Gross Profits	**$7.26**	**$9.21**	**$31.01**	**$69.54**
Growth	72%	27%	236%	124%
% of Revenues	45%	28%	29%	29%
Net Income	**$5.73**	**$7.27**	**$22.93**	**$35.32**
Growth	108%	27%	215%	54%
% of Revenues	36%	22%	21%	15%
EPS	**$0.34**	**$0.39**	**$0.85**	**$0.91**

Notes:

- Figures in USD millions
- 2004 : Child Van Wagoner & Bradshaw, PLLC | 2005 - 2007: GHP Horwath
- GAAP EPS (Diluted)

CSST

SUMMARY BALANCE SHEET

	As of 31st Dec 06	As of 31st Dec 07
Cash and cash equivalents	$31.0M	$89.1M
Working Capital	$63.5M	$159.7M
Total Assets	$114.5M	$377.4M
Current Liabilities	$22.5M	$53.2M
Long Term Liabilities	$2.0M	$124.4M
Shareholders' Equity	$89.8M	$199.7M

CSST

FY 2007 FINANCIAL HIGHLIGHTS

Revenues increased 124%

- From $106 (2006) to $240 (2007)

USGAAP Net Income increased 54%

- From $22.93 (2006) to $35.32 (2007)

Adjusted Net Income increased by 94%

- From $24.05 (2006) to $46.63 (2007)*

Adjusted EPS increased by 35%

- From $0.89 (2006) to $1.20 (2007)*

** NB: Adjusted for non-cash expenses such as D&A, EIP and the redemption accretion on the convertible notes*

CSST

FINANCIAL GUIDANCE

Full Year 2008

- Revenues = $350M - $370M
- Adjusted NI = $65M - $75M
- Adjusted EPS = $1.50 - $1.75*

1Q, 2008

- Revenues = $68M - $70M
- Adjusted NI = $13M -$14M
- Adjusted EPS = $0.31 - $0.34*

** NB : Cash earnings*

KEY PERSONEL

Mr. Guoshen Tu *Chairman & CEO*	•Entrepreneur (since 1992) •EMBA, Beijing University
Mr. Terence Yap *Vice Chairman & CFO*	•MBA, Chinese University of Hong Kong •B.Sc in Finance & Accounting (Australia)
Mr. Daiyou Qian *COO*	•Founder of Tsingvision •Engineer by training
Mr. Zongxin Xie *CAE*	•More than 15 years experience in China banking industry •Audit and regulatory compliance
Dr. Ruimin Hu *Head R&D*	•Member of Wuhan University Academic Assocation •PhD from Central China Scientific Technology University
Mr. Runshen Li *Independent Director*	•Served in several high level positions within China's Ministry of Public Security •More than 40 years experience in China's security industry
Mr. Mak Kin Kwong *Independent Director*	•Financial Expert •17 years working experience at Arthur Anderson Worldwide •Significant board experience with many leading companies in Asia
Mr. Robert Shiver *Independent Director*	•Over 30 years experience in the security and communication solutions field. •Currently serving as MD of TC Energy Holdings and a board member with Aerwav Holdings Inc. And The Shiver Group LLC.

INVESTMENT HIGHLIGHTS

- Significant Growing Market
- Experienced Professional Management Team
- Security & Surveillance "Pure Play"
- Significant Revenues & Earnings Growth
- Clear Domestic Leader in a Highly Fragmented market

THANK YOU